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                                                                       Exhibit 1

                                                                       S&S Draft
                                                                         9/11/96


                               IHF Capital, Inc.
                                 (To be renamed
                           ICON Fitness Corporation)

                                  Common Stock
                          (par value $.001 per share)

                             Underwriting Agreement
                                 (U.S. Version)
                          ---------------------------


                                              ......................, 1996
Goldman, Sachs & Co.
    Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
As Representatives of the several Underwriters
  named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York  10004

Ladies and Gentlemen:

         IHF Capital, Inc. (to be renamed ICON Fitness Corporation), a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 9,600,000 shares of Common Stock, par value $.001 per share ("Stock"), of the Company, and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein and at the election of the Underwriters, to sell to the Underwriters an aggregate of 1,440,000 shares of Stock. The aggregate of 9,600,000 shares to be sold by the Company is herein called the "Firm Shares", and the aggregate of 1,440,000 additional shares to be sold by the Selling Stockholders is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of up to a total of 3,335,000 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch International are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages. Except as used in Sections 2, 4, 5, 11 and 13 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

          1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (i) A registration statement on Form S-1 (File No. 333-04279), as amended by amendments No. 1 and 2 (the "Initial Registration Statement"),
     in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (the "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary
     Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any,
     including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in
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     accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration
     Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"). For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to also include the copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR");

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (iv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, including the issuance of stock options, warrants or other rights to purchase capital stock (except for the exercise of outstanding warrants and except for the exercise of employee stock options or grants pursuant to employee stock option or stock purchase plans) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity (deficit) or results of operations of the Company and its subsidiaries taken as one enterprise, otherwise than as set forth or contemplated in the Prospectus;

          (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them and reflected in the Company's financial statements as described in the Registration Statement, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as one enterprise, and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and each "significant subsidiary" of the Company, as defined in Rule 1-01 of Regulation S-X of the Act, is listed on
     Schedule III hereof;

          (vii) Immediately after giving effect to offering of the Shares contemplated hereby, the Company will have an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company will have been duly authorized and validly issued, and will be fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus; and all of the issued shares of, and options, warrants and rights to acquire, capital stock of each subsidiary of the Company will have been duly authorized and validly issued, will be fully paid and non-assessable and will be owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except for director's qualifying shares and shares of Preferred Stock (the "Holdings Preferred Stock") of IHF Holdings, Inc. ("Holdings") which would have an aggregate liquidation preference of approximately $44.386 million as of September 24, 1996 and options to purchase shares of Holdings Preferred Stock which would have an aggregate liquidation preference of approximately $5.139 million as of September 24, 1996 (the "Preferred Options");

          (viii) As of the date hereof, the only authorized shares of capital stock of the Company consist of Class A Common Stock, par value $0.001, (the "Class A Common Stock") and Class L Common Stock, par value $0.001 ("Class L Common Stock"). Immediately prior to the First Time of Delivery (as defined below in Section 5) hereunder, each share of Class A Common Stock will be exchanged for [___] shares of Stock and each share of Class L Common Stock will be exchanged for [___] shares of Stock (such exchanges being referred to herein as the "Conversion"), and there will be no other class of common stock of the Company authorized. The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized (except for the filing of a Certificate of Amendment which the Company covenants it will file on or prior to the First Time of Delivery (as defined in Section 5 below)) and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform, in all material respects, to the description of the Stock contained in the Prospectus;

          (ix) The issue and sale of the Shares to be sold by the Company hereunder and under the International Underwriting Agreement and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated in such agreements and the Registration Statement including, without limitation, the Conversion, the merger of Holdings into the Company (the "Merger"), the changing of the Company's name to "ICON Fitness Corporation", the delivery of redemption notices with respect to, and the redemption of, all of the 15% Senior Secured Discount Notes due 2004 (the "Discount Notes") of Holdings and $35 million aggregate principal amount of 13% Senior Subordinated Notes due 2002 (the "Senior
     Subordinated Notes") of the Company, the repurchase of the Holdings Preferred Stock and the Preferred Options, the repurchase of the Common Stock and warrants to purchase Common Stock held by Weider Health and Fitness ("WHF") and certain other stockholders of the Company at a price of $39.1 million (the "Repurchase of Common Stock"), the execution of an amendment dated [__________], 1996, to the Credit Agreement dated November 14, 1994, among the Company, the lenders named therein and General

     Electric Capital Corporation as agent thereunder (as amended, the "Credit Agreement"), that, among other things, increases the Company's revolving credit limit to $310 million (the "Credit Agreement Amendment"), additional borrowings of $[___] million under the Credit Agreement, the settlement of the litigation between the Company and WHF and its affiliates as described in the Prospectus, the purchase by the Company of certain assets relating to the sports equipment business lines of Weider Sports Equipment Co., Ltd. ("Weider Sports") as described in the Prospectus, and the purchase by the Company of assets of three Canadian manufacturing business affiliated with WHF (the "CanCo Assets") as described in the Prospectus (collectively, the "Transactions") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations or defaults that would not have a material adverse effect on the condition, earnings, business affairs or business prospects of the Company and its subsidiaries taken as one enterprise, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or Holdings or ICON Health & Fitness, Inc. ("Health & Fitness") or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, the International Underwriting Agreement or the Registration Statement including, without limitation, the Transactions, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

          (x) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except for such violations or defaults that would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity (deficit) or results of operation of the Company and its subsidiaries taken as one enterprise;

          (xi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the

     Stock and under the caption "Certain United States Federal Tax Considerations for Non-United States Holders", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (xii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, could reasonably be expected to be determined adversely to the Company or any of its subsidiaries, and individually or in the aggregate would, if so determined, have a material adverse effect on the current or future consolidated financial position, stockholders' equity (deficit) or results of operations of the Company and its subsidiaries taken as one enterprise; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

           (xiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (xv) Price Waterhouse LLP and Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, and Arthur Andersen LLP, who has certified certain financial statements of HealthRider and its subsidiaries, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (xvi) The Company and its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the business now or proposed to be conducted by them as described in the Prospectus, and the Company and its subsidiaries have not received any notice of infringement of or conflict with (and know of no such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights, technology of know-how which could reasonably be expected to result in any material adverse effect upon the Company and its subsidiaries taken as one enterprise; and the Company's and its subsidiaries' discoveries, inventions, products or processes referred to in the Prospectus do not, to the knowledge of the Company or its subsidiaries, infringe or conflict with any right or patent, or any discovery, invention, product or process which is the subject of a patent application known to the Company or its subsidiaries, which infringement or conflict could result in any material adverse effect upon the Company and its subsidiaries taken as one enterprise; and

          (xvii) The Company and its subsidiaries have obtained all permits, consents and authorizations required to be obtained by them under laws or regulations relating to the protection of the environment or concerning the handling, storage, disposal or discharge of toxic materials (collectively, "Environmental Laws") except where the failure to do so would not individually or in the aggregate reasonably be expected to have a material adverse effect on the current or future consolidated financial position, stockholders' equity (deficit) or results of operations of the Company and its subsidiaries taken as one enterprise, and any such permits, consents and authorizations remain in full force and effect. The Company and its subsidiaries are in compliance with the Environmental Laws in all respects except where the failure to be in such compliance would not individually or in the aggregate reasonably be expected to have a material adverse effect on the current or future consolidated financial position, stockholders' equity (deficit) or results of operations of the Company and its subsidiaries taken as one enterprise, and there is no pending or, to the Company's or its subsidiaries' knowledge, threatened, action or proceeding against the Company or its subsidiaries alleging violations of the Environmental Laws.

          (b) Each of the Selling Stockholders severally, and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company that:

          (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement;

         (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling

     Stockholder is subject; nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

          (iii) Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined below in Section 5) such Selling Stockholder will have full legal right, power and authority to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided hereunder and under the International Underwriting Agreement, and upon registration of the Shares in the names of the Underwriters in the stock records of the Company, assuming the Underwriters purchased the Shares in good faith and without notice of any adverse claim, the Underwriters will have acquired all rights of such Selling Stockholder in the Shares free of any adverse claim, any lien in favor of the Company, and any restrictions on transfer imposed by the Company; and the owner of the Shares, if other than the Selling Stockholder, will be precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement;

          (iv) Such Selling Stockholder agrees that, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the International Underwriting Agreement, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), or establish a "put equivalent position" with respect to the Stock within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without your prior written consent;

          (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (vi) To the extent that any statements or omissions relating to such Selling Stockholder made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration

     Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you upon your request prior to or at the First Time of Delivery (as defined below in Section 5) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

          (viii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to First Chicago Trust Company of New York, as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement and the International Underwriting Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters and the International Underwriters to the Selling
     Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement; and

          (ix) The Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the International Underwriters under the International Underwriting Agreement; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement, of the International Underwriting Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

          2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a purchase price per share of $..........., the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from such Selling Stockholder, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares to be sold by such Selling Stockholder which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

          The Selling Stockholders, as and to the extent indicated in Schedule II hereto, severally and not jointly hereby grant to the Underwriters the right to purchase at their election up to 1,440,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by each Selling Stockholder as set forth in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined below in Section 5) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

          3. The Company hereby confirms its engagement of Goldman, Sachs & Co. as, and Goldman, Sachs & Co. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section 2(o) of Rule 2720 of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Goldman, Sachs & Co., in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU". As compensation for the services of the QIU hereunder, the Company agrees to pay the QIU $10,000 which the QIU agrees to waive.

          4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

          5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders to Goldman, Sachs & Co., or, at the option of Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer in same day funds, payable to the order of the Company and the Custodian, as their interests may appear. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian or, at the option of Goldman, Sachs & Co., at its offices located at 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on
 ............., 1996 or such other time and date as Goldman, Sachs & Co. and the
Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares in accordance with Section 2 hereof, or such other time and date as Goldman, Sachs & Co. and the Attorneys-in-Fact may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(j) hereof, will be delivered at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

          6.   The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further filings under Rule 462(b) or any further amendment or any supplement to the Registration Statement or Prospectus after the date hereof, which filing, amendment or supplement shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 12:00 P.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the exercise, conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), or establish a "put equivalent position" with respect to the Stock within the meaning of Rule 16a-1(h) of the Exchange Act, without your prior written consent;

          (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of operations, stockholders' equity (deficit) and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other documents (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided, however, any such information delivered to you pursuant to this subsection (ii) shall be treated by you on a confidential basis, other than as required to be disclosed by any law, rule, regulation or judicial process or required to be disclosed by any state, federal or foreign regulatory authority;

          (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange");

          (j) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

          (k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

          7. The Company and each of the Selling Stockholders, severally and not jointly, covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreements, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey and any supplement thereto; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange and (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the fees and expenses of the Attorneys-in-Fact and the Custodian; (ix) all expenses and taxes incident to the sale and delivery of the Shares to be sold by each of the Selling Stockholders to Underwriters hereunder; and (x) all other costs and expenses incident to the performance of the Company's and each Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section; and
(b) each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including any fees and expenses of counsel for such Selling Stockholder if such counsel is other than Ropes & Gray. It is understood, however, that except as provided in this Section, and Sections 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

          8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Shearman & Sterling, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Ropes & Gray, counsel for the Company, shall have furnished to you their written opinion with respect to the Company and Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P., dated such Time of Delivery, in form and substance attached hereto as Annex II(b).

          (d) Brad Bearnson, Esq., General Counsel for the Company, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) To the best of such General Counsel's knowledge, the Company and its subsidiaries own or possess adequate license or other rights to use all trademarks, service marks and trade names necessary to conduct the business now or proposed to be conducted by them as described in the Prospectus and the Company and its subsidiaries have not received any notice of infringement of or conflict with (and know of no such infringement of or conflict with) asserted rights of others with respect to any trademarks, service marks or trade names which could reasonably be expected to result in any material adverse effect upon the Company and its subsidiaries taken as one enterprise;

               (ii) To the best of such General Counsel's knowledge, the Company and its subsidiaries have obtained all permits, consents and authorizations required to be obtained by them under the Environmental Laws except where the failure to do so would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity (deficit) or results of operations of the Company and its subsidiaries taken as one enterprise, and any such permits, consents and authorizations remain in full force and effect. To the best of such General Counsel's knowledge, the Company and its subsidiaries are in compliance with the Environmental Laws in all respects except where the failure to be in compliance would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity (deficit) or results of operations of the Company and its subsidiaries taken as one enterprise, and there is no pending or, to the Company's or its subsidiaries' knowledge, threatened, action or proceeding against the Company or its subsidiaries alleging violations of the Environmental Laws; and

               (iii) To the best of such General Counsel's knowledge, neither the Company nor Health & Fitness is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except for such violations or defaults that would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity (deficit) or results of operation of the Company and its subsidiaries taken as one enterprise.

          (e) Hutchins, Wheeler & Dittmar, counsel for Scott R. Watterson and Gary E. Stevenson (the "Management Selling Stockholders"), shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by or on behalf of each Management Selling Stockholder;

               (ii) A Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by or on behalf of each Management Selling Stockholder and constitute valid and binding agreements of such Management Selling Stockholder in accordance with their terms and, pursuant to such Power of Attorney and such Custody Agreement, each Management Selling Stockholder has authorized its attorney-in-fact to carry out transactions contemplated in this Agreement and the International Underwriting Agreement on its behalf, and to deliver the Shares being sold by such Management Selling Stockholder pursuant to this Agreement and the International Underwriting Agreement; and

               (iii) Immediately prior to the Date of Delivery, each Management Selling Stockholder was the sole registered owner of the Shares to be sold by such Management Selling Stockholder; each Management Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval required by the applicable state securities and blue sky laws) to sell, assign, transfer and deliver the Shares to be sold by such Management Selling Stockholder in the manner provided in this Agreement and the International Underwriting Agreement and such Management Selling Stockholder's Power of Attorney and Custody Agreement; upon registration of such Shares in the names of the Underwriters in the stock records of the

          Company, assuming the Underwriters purchased such Shares in good faith and without notice of any adverse claim, the Underwriters will have acquired all rights in such Shares free of any adverse claim, any lien in favor of the Company, and any restrictions on transfer imposed by the Company; and the owner of such Shares, if other than such Management Selling Stockholder, is precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement.

          (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Price Waterhouse LLP, Deloitte & Touche LLP and Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you and them (Price Waterhouse LLP, Deloitte & Touche LLP and Arthur Andersen LLP), to the effect set forth in Annex I hereto (the executed copy of the letters delivered prior to the execution of this Agreement are attached as Annex I(a), (b) and (c) hereto and a draft of the form of letters to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of such Time of Delivery are attached as Annex I(d), (e) and (f) hereto);

          (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, including the issuance of stock options, warrants or other rights to purchase capital stock (except for the exercise of outstanding warrants and except for the exercise of employee stock options or grants pursuant to employee stock option or stock purchase plans), or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity (deficit) or results of operations of the Company and its subsidiaries taken as one enterprise, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters (the "Representatives"), so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or Holdings' debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or Holdings' debt securities;

          (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (j) The Shares to be sold by the Company and the Selling Stockholders at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

          (k) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the Selling Stockholders and the directors and executive officers of the Company to the effect set forth in Subsection 1(b)(iv) relating to lock-ups hereof in form and substance satisfactory to you;

          (l) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as you may reasonably request;

          (m) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (n) The Company and its subsidiaries shall not have received any notice of infringement of or conflict with asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights, technology or know-how which could reasonably be expected to result in any material adverse effect upon the Company and its subsidiaries taken as on one enterprise; and

          (o) At or prior to the First Time of Delivery, [(i) the Merger shall have taken place,] (ii) the Company shall have changed its name to ICON Fitness Corporation, (iii) the Conversion shall have taken place, (iv) the Company shall have delivered redemption notices with respect to all the outstanding Discount Notes and $35 million of Senior Subordinated Notes to the trustee thereof, (v) the Company shall have redeemed all of the Holdings Preferred Stock and Preferred Options, (vi) the Repurchase of Common Stock shall have occurred, (vii) the Credit Agreement Amendment shall have been executed, (viii) additional borrowings of $____ million shall have been borrowed under the Credit Agreement.

          9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as then amended or supplemented.

          (b) Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further, that such Selling Stockholder shall not be liable to any Underwriter under the indemnity agreement in this subsection (b) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as then amended or supplemented; and provided further that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the product of the number of Optional Shares sold by such Selling Stockholder and the initial public offering price of the Shares as set forth in the Prospectus.

          (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d)  Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of reasonable investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this subsection
(e), any contribution for which any Selling Stockholder is liable pursuant to this subsection (e) shall not exceed the product of the number of Optional Shares sold by such Selling Stockholder and the initial public offering price of the Shares as set forth in the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters and the Selling Stockholders in this subsection (e) to contribute are several (as between the Underwriters, in proportion to their respective underwriting obligations, and as between the Selling

Stockholders, in proportion to their respective net proceeds received from the offering of the Shares) and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

     10. (a) The Company will indemnify and hold harmless Goldman, Sachs & Co., in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that the Company shall not be liable to Goldman, Sachs & Co., in its capacity as QIU, under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of the QIU results from the fact that the QIU sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to the QIU and the loss, claim, damage or liability of the QIU results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to the QIU and corrected in the Prospectus or in the Prospectus as then amended or supplemented.

          (b) Promptly after receipt by the QIU under subsection (a) above of notice of the commencement of any action, the QIU shall, if a claim in respect thereof is to be made against the Company under such subsection, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve it from any liability which it may have to the QIU otherwise than under such subsection. In case any such action shall be brought against the QIU and it shall notify the Company of the commencement thereof, the Company shall be entitled to: participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the QIU (who shall not, except with the consent of the QIU be counsel to the Company), and, after notice from the indemnifying party to the QIU of its election so to assume the defense thereof, the indemnifying party shall not be liable to the QIU under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the QIU, in connection with the defense thereof other than reasonable costs of investigation. The Company shall not, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the QIU is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the QIU from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the QIU.

          (c) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless Goldman, Sachs & Co., in its capacity as QIU, under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by the QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the QIU on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the QIU failed to give the notice required under subsection (b) above, then the Company shall contribute to such amount paid or payable by the QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the QIU on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to the fee payable to the QIU which the QIU has agreed to waive pursuant to
Section 3 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the QIU agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by the QIU as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of the Act.

          11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

          13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof.

          14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 12 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          17. This Agreement shall be governed by the laws of the State of New York.

          18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and for each of the Representatives plus one for each counsel and the Custodian, if any, counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling

Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

          Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                              Very truly yours,


                              IHF Capital, Inc.
                              (To be renamed
                              ICON Fitness Corporation)


                              By:
                                  Name:
                                  Title:


                              Scott R. Watterson
                              Gary E. Stevenson
                              S. Fred Beck
                              David S. Watterson
                              Jon M. White
                              Brad Bearnson
                              Charles W. Robins and Carolyn G. Robins
                              Patrick J. Fallon
                              Daniel K. Flatley
                              Douglas M. Hayes
                              Allen Matteson Davis
                              Robert E. Diemar, Jr.
                              Douglas I. Ostrover
                              Daniel and Gladys Elkaim
                              Benoit Jamar
                              Citibank N.A.
                              Oppenheimer Strategic Income Fund
                              Oppenheimer Strategic Bond Fund
                              Oppenheimer High Income Fund
                              Oppenheimer Multiple Strategies Fund
                              Federated Bond Fund
                              Federated High Yield Portfolio
                              Federated High Yield Trust
                              Variable Investor Series Trust -
                               High Income Bond Fund
                              The Highlander Fund
                              Federated High Income Bond Fund, Inc.
                              Federated Strategic Income Fund
                              Bain Capital Fund IV, L.P.
                              Bain Capital Fund IV - B, L.P.
                              BCIP Associates
                              BCIP Trust Associates, L.P.

                              By:
                                  Name:
                                  Title:

                              As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement


Accepted as of the date hereof at New York, New York

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated


By:..............................................
             (Goldman, Sachs & Co.)

      On behalf of each of the Underwriters.

  Goldman, Sachs & Co., as Qualified Independent

Underwriter


By:..............................................
             (Goldman, Sachs & Co.)

                                  SCHEDULE I


             Underwriter                     Total Number of  Number of Optional
             -----------                       Firm Shares       Shares to be
                                             to be Purchased     Purchased if
                                             ---------------    Maximum Option
                                                                  Exercised
                                                              ------------------
Goldman, Sachs & Co........................
Donaldson, Lufkin & Jenrette Securities
 Corporation
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated
[Names of other Underwriters]..............












                                             ---------------  -----------------
       Total...............................
                                             ===============  =================

                                  SCHEDULE II

                                         Total Number of  Number of Optional
                                           Firm Shares       Shares to be
                                           to be Sold          Sold if
                                         ---------------    Maximum Option
                                                              Exercised
                                                          ------------------
The Company............................       9,600,000

The Selling Stockholder(s):
       Scott R. Watterson..............                         245,802
       Gary E. Stevenson...............                         192,573
       S. Fred Beck....................                          22,848
       David S. Watterson..............                          23,064
       Jon M. White....................                          16,438
       Brad Bearnson...................                           5,091
       Charles W. Robins and
             Carolyn G. Robins.........                             762
       Patrick J. Fallon...............                           1,270
       Daniel K. Flatley...............                             762
       Douglas M. Hayes................                             635
       Allen Matteson Davis............                             254
       Robert E. Diemar, Jr. ..........                             254
       Douglas I. Ostrover.............                             635
       Daniel and Gladys Elkaim........                             635
       Benoi Jamar.....................                             635
       Citibank N.A. ..................                           4,368
       Oppenheimer Strategic Income Fund                          5,582
       Oppenheimer Strategic Bond Fund.                             101
       Oppenheimer High Income Fund....                             611
       Oppenheimer Multiple Strategies
             Fund......................                             502
       Federated Bond Fund.............                             200
       Federated High Yield Portfolio..                             125
       Federated High Yield Trust......                           2,508
       Variable Investor Series Trust--
             High Income Bond Fund.....                              50
       The Highlander Fund.............                              71
       Federated High Income Bond
             Fund, Inc. ...............                           1,881
       Federated Strategic Income Fund.                              50
       Bain Capital Fund IV, L.P. .....
       Bain Capital Fund IV-B, L.P. ...
       BCIP Associates.................
       BCIP Trust Associates, L.P. ....

                                         --------------   -------------
     Total.............................       9,600,000       1,440,000
                                         ==============   =============

                                  SCHEDULE III

                              List of Subsidiaries

                                                                         ANNEX I


          Pursuant to Section 8(f) of the Underwriting Agreement, the independent accountants shall furnish letters to the Underwriters to the effect that:

          (i) Price Waterhouse LLP and Deloitte & Touche LLP, with respect to the Company and its subsidiaries, and Arthur Andersen, with respect to HealthRider and its subsidiaries, are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder with respect to registration statements on Form S-1;

          (iii) [With respect to Price Waterhouse LLP, they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information on the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of the Company and its subsidiaries included in the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;]

          (iv) With respect to Price Waterhouse LLP and Deloitte & Touche LLP, they have compared the information in the Registration Statement under the captions "Selected Consolidated Financial Data", "Executive Compensation" and "Financial Data Schedule" [(i) with information obtained from accounting records of the Company and its subsidiaries, which are subject to the internal controls of the Company's or its subsidiaries' accounting system, or computations made therefrom, and (ii)] with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 402 and 601(c), respectively, of Regulation S-K;

          [(v) With respect to Price Waterhouse LLP, on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of the Company and its subsidiaries included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of the Company and its subsidiaries included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                (B) any other unaudited income statement data and balance sheet items of the Company and its subsidiaries included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements of the Company and its subsidiaries included in the Prospectus;

                (C) the unaudited financial statements of the Company and its subsidiaries which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items of the Company and its subsidiaries included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements of the Company and its subsidiaries included in the Prospectus;

                (D) any unaudited pro forma consolidated condensed financial statements of the Company and its subsidiaries included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements of the Company and its subsidiaries included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet of the Company and its subsidiaries included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (F) for the period from the date of the latest financial statements of the Company and its subsidiaries included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net sales or income from operations or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter;] and

          (vi) With respect to Price Waterhouse LLP and Deloitte & Touche LLP, in addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information requested by the Representatives and which they (Price Waterhouse LLP and Deloitte & Touche LLP) are willing to perform and report thereon, which are derived from the general accounting records of the Company and its subsidiaries (which are subject to the internal controls of the Company's or its subsidiaries' accounting system), which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          (vii) With respect to Arthur Andersen LLP, they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information on the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of HealthRider and its subsidiaries included in the Prospectus; and on the basis of specified procedures including inquiries of officials of HealthRider who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (viii)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (viii) With respect to Arthur Andersen LLP, on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of HealthRider and its subsidiaries, inspection of the minute books of HealthRider and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of HealthRider and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of HealthRider and its subsidiaries included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of HealthRider and its subsidiaries included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                 (B) any other unaudited income statement data and balance sheet items of HealthRider and its subsidiaries included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements of HealthRider and its subsidiaries included in the Prospectus;

                (C) the unaudited financial statements of HealthRider and its subsidiaries which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items of HealthRider and its subsidiaries included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements of HealthRider and its subsidiaries included in the Prospectus;

               [(D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements of HealthRider and its subsidiaries included in the Prospectus) or any increase in the consolidated long-term debt of HealthRider and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet of HealthRider and its subsidiaries included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (E) for the period from the date of the latest financial statements of HealthRider and its subsidiaries included in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated net sales or income from operations or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter;] and

          (ix) With respect to Arthur Andersen LLP, in addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (vii) and (viii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information requested by the Representatives and which it (Arthur Andersen LLP) is willing to perform and report thereon, which are derived from the general accounting records of HealthRider and its subsidiaries (which are subject to the internal controls of HealthRider's or its subsidiaries' accounting system), which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of HealthRider and its subsidiaries and have found them to be in agreement.

                                                                     ANNEX II(b)


                                                                         , 1996
                                                ---------------------- --


Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
 As Representatives of the Several U.S. Underwriters
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

Goldman Sachs International
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch International
 As Representatives of the International Underwriters
c/o Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB
England

          Re:  Shares of Common Stock,
               $.001 par value, of ICON Fitness Corporation
               --------------------------------------------

Ladies and Gentlemen:

     We have acted as counsel for ICON Fitness Corporation, a Delaware corporation (the "Company"), and to certain of the Selling Stockholders, in connection with the issuance and sale by the Company and the sale by the Selling Stockholders of the Shares (as defined below). This opinion is furnished to:
(i) the Representatives of the several U.S. Underwriters pursuant to Section
8(c) of the underwriting agreement dated   , 1996 (the "U.S. Underwriting
Agreement"), among the Company, the Selling Stockholders and you as Representatives of the several underwriters listed on Schedule A thereto
relating to the issue and the sale by the Company of    shares of Common Stock,
$.001 par value per share ("Common Stock"), and the sale by the Selling Stockholders of ____________ shares of Common Stock and (ii) the Representatives of the International Underwriters pursuant to Section ___ of the underwriting agreement dated ____________________, 1996 (the "International Underwriting Agreement," and, together with the U.S. Underwriting Agreement, the "Underwriting Agreements"), among the Company, the Selling Stockholders and you as Representatives of the several underwriters listed on Schedule A thereto relating to the issue and sale by the Company of __________ shares of Common Stock and the sale by the Selling Stockholders of _______________ shares of Common Stock. The shares of Common Stock being issued and sold by the Company and sold by the Selling Stockholders pursuant to the Underwriting Agreements are collectively referred to herein as the "Shares". Terms defined in the Underwriting Agreements and not otherwise defined herein are used herein with the meanings so defined.

     We have attended the closing of the sale of the Shares held today. We have examined signed copies of the registration statement of the Company on Form S-1 (No. 333-04279), together with Amendments No. 1, [list all Amendments] and all exhibits thereto (the "Registration Statement"), all as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); a copy of the prospectus dated _____, 1996, relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus"); a Power of Attorney and a Custody Agreement executed and delivered by [Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Bain Selling Stockholders")]; executed copies of the Underwriting Agreements; and such other documents as we have deemed necessary as a basis for the opinions expressed herein. Additionally, we have relied upon oral advice from the staff of the Commission to the effect that the Registration Statement became effective on __________, 1996.

     We express no opinion as to the laws of any jurisdiction other than the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

     Insofar as this opinion relates to factual matters, information with respect to which is in the possession of the Company or the Bain Selling Stockholders, we have made inquiries to the extent we believe reasonable with respect to such matters and have relied upon representations made by the Company and the Bain Selling Stockholders in the Underwriting Agreements and in certificates respecting ownership of and security interests in and other encumbrances or adverse claims on the Shares being sold on the date hereof by the Bain Selling Stockholders and representations made to us by one or more officers of the Company. Although we have not independently verified the accuracy of such representations, we do not know of the existence or absence of any fact contradicting such representations. Any reference herein to "our knowledge," "known to us" or any variation thereof shall mean the actual knowledge of lawyers in this firm who have participated in our representation of the Company in connection with the preparation of the Registration Statement. With respect to our opinion set forth in paragraph 7 below, we have not searched the dockets of any court, administrative body, agency or other filing office in any jurisdiction.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

     2. The Company has been duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property.

     3. ICON Health & Fitness, Inc. ("ICON") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; and all of the issued shares of ICON have been duly authorized and validly issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

     4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Capitalization table contained in the Prospectus, except for issuances or forfeitures subsequent to the date of the information provided in such table, if any, pursuant to the Company's 1994 Stock Option Plan and its 1996 Stock Option Plan. The Shares and the other shares of Common Stock issued and outstanding on this date have been duly authorized and validly issued and are fully paid and nonassessable.

     5. The Common Stock conform as to matters of law in all material respects with the description thereof contained in the Prospectus under "Description of Capital Stock". The statements made in the Prospectus relating to United States federal income tax laws and regulations under the caption "Certain United States Federal Tax Considerations for Non-United States Holders" accurately and fairly summarize such laws and regulations in all material respects.

     6. The Underwriting Agreements have been duly authorized, executed and delivered by the Company.

     7. The issuance and sale by the Company of the Shares, the compliance by the Company with all of the provisions of the Underwriting Agreements and the consummation of the Conversion, the Merger, the changing of the Company's name to ICON Fitness Corporation, the distribution of redemption notice with respect to, and the redemption of, all of the outstanding Discount Notes and $35 million of Senior Subordinated Notes, the redemption of all of the IHF Holdings Preferred Stock and Preferred Options, the Repurchase of Common Stock, the execution of the Credit Agreement Amendment, the additional borrowings of $___ million under the Credit Agreement, the settlement of the litigation between the Company and WHF and its affiliates and the purchase of certain assets relating to the sports equipment business lines of Weider Sports and Canco Assets as described in the Prospectus (collectively, the "Contemplated Transactions") will not (i) violate the Certificate of

          Incorporation or By-Laws of the Company or ICON, (ii) conflict with, breach or result in a default under any of the terms or provisions of any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or assets of the Company or any of its subsidiaries is subject or (iii) violate any applicable law or regulation, or, to our knowledge, any order, writ, injunction or decree of any jurisdiction, court or governmental instrumentality binding upon the Company or any of its subsidiaries or any of its properties, except that we express no opinion as to state securities or blue sky laws and except that we express no opinion in this paragraph as to compliance with the antifraud provisions of federal and state securities laws.

     8. No authorizations or consents of any governmental entity are required to permit the Company to issue and sell the Shares and to consummate the Contemplated Transactions except such as may be required under state securities or blue sky laws, as to which we express no opinion, and except for such registration as have been obtained under the Act.

     9. The Shares have been approved for listing upon official notice of issuance on the New York Stock Exchange, Inc. (the "Exchange") and, upon notice of issuance, will be registered on the Exchange under the Exchange Act.

     10. The Company is not an "investment company" or an entity "controlled" by an "investment company" as those terms are defined in Section 3(a) of the Investment Company Act of 1940, as amended.

     11. The Underwriting Agreements have been duly authorized, executed and delivered by or on behalf of each of the Bain Selling Stockholders.

     12. A Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by or on behalf of each Bain Selling Stockholder and constitute valid and binding agreements of such Bain Selling Stockholder in accordance with their terms and, pursuant to such Power of Attorney and such Custody Agreement, each Bain Selling Stockholder has authorized its attorney-in-fact to carry out transactions contemplated in the Underwriting Agreements on its behalf, and to deliver the Shares being sold by such Bain Selling Stockholder pursuant to the Underwriting Agreements.


     13. Immediately prior to the Date of Delivery, each Bain Selling Stockholder was the sole registered owner of the Shares to be sold by such Bain Selling Stockholder; each Bain Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval required by the applicable state securities and blue sky laws) to sell, assign, transfer and deliver the Shares to be sold by such Bain Selling Stockholder in the manner provided in the Underwriting Agreements and such Bain Selling Stockholder's Power of Attorney and Custody Agreement; upon registration of such Shares in the names of the Underwriters in the stock records of the Company, assuming the Underwriters purchased such Shares in good faith and without notice of any adverse claim, the Underwriters will have acquired all rights in such Shares free of any adverse claim, any lien in favor of the Company, and any restrictions on transfer imposed by the Company; and the owner of such Shares, if other than such Bain Selling Stockholder, is precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement.

     14. To the best of our knowledge, neither the Company nor ICON is in violation of its Certificate of Incorporation or its By-laws.

     The Registration Statement became effective on ______, 1996. We do not know of the issuance of any stop order suspending the effectiveness of the Registration Statement by the Commission or of any proceeding for that purpose under the Act.

     We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except with respect to the description referred to in paragraph 5 above, we are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have participated in discussions with your representatives and those of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Registration Statement and the Prospectus were discussed. On the basis of information that we have gained in the course of our representation of the Company in connection with its preparation of the Registration Statement and the Prospectus and our participation in the discussions referred to above, we believe that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the published rules and regulations of the Commission thereunder, and we do not know of any legal or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any of its property is subject required to be described in the Prospectus which is not so described, nor of any contract or other document of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not so described or filed. Further, based on such information and participation, we have no reason to believe that, as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the effective date of the Registration Statement or as of the date hereof, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. We express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information set forth or referred to in the Registration Statement or the Prospectus.

     This opinion is furnished by us to you as Representatives of the several Underwriters and, except as otherwise expressly consented to by us in writing, is solely for the benefit of the several Underwriters.


                                    Very truly yours,

                                    Ropes & Gray